10-Q Inventories	6 Months Ended
Jun. 30, 2023
Inventory Disclosure [Abstract]
Inventories	Inventories
Inventories on the Consolidated Balance Sheets were as follows:

	June 30, 2023	December 31, 2022
	(In thousands)
Finished products	$227,683	$211,496
Raw materials	104,689	78,571
Supplies and parts	42,005	33,210
Total	$374,377	$323,277
Inventories are valued at the lower of cost or net realizable value using the average cost method. Inventories include production costs incurred as part of the Company's aggregate mining activities. These inventoriable production costs include all mining and processing costs associated with the production of aggregates. Stripping costs incurred during the production phase, which represent costs of removing overburden and waste materials to access mineral deposits, are a component of inventoriable production costs.